Exhibit 4.02

Execution Version

AMENDMENT NO. 1 TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Second Amended and Restated Credit Agreement (the “Agreement”) is made as of July 20, 2012 between Agnico-Eagle Mines Limited (the “Borrower”), the guarantors party hereto, The Bank of Nova Scotia, as Administrative Agent (as defined below), and the Lenders (as defined below) party hereto.

RECITALS:

A.                                    Reference is made to the second amended and restated credit agreement dated as of August 4, 2011 (the “Credit Agreement”) between the Borrower, the guarantors party thereto, The Bank of Nova Scotia, as administrative agent (the “Administrative Agent”) and joint lead arranger, The Toronto-Dominion Bank, as joint lead arranger, and each bank and financial institution party thereto, as lenders (the “Lenders”).

B.                                    The Borrower has requested certain amendments to the Credit Agreement as set forth herein.

C.                                    The Lenders hereto have agreed to so amend the Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1.                                      DEFINITIONS.

All capitalized terms used herein which are not defined herein shall have the respective meanings given to them in the Credit Agreement.

2.                                      AMENDMENTS.

(a)                                 The reference to “June 22, 2016” in the definition of Maturity Date in Section 1.1.130 of the Credit Agreement is amended to “June 22, 2017”.

(b)                                 The following definition is added to the Credit Agreement as Section 1.1.138A, immediately after Section 1.1.138 of the Credit Agreement:

“Note Purchase Agreement (2012)” means the note purchase agreement to be entered into by the Borrower with the purchasers party thereto on or about July 24, 2012, in substantially the same form as the draft provided by the Borrower to the Agent on July 20, 2012;

(c)                                  The following definition is added to the Credit Agreement as Section 1.1.139A, immediately after Section 1.1.139 of the Credit Agreement:

“Notes (2012)” means notes issued pursuant to the Note Purchase Agreement (2012);

(d)                                 Section 1.1.152.13 of the Credit Agreement is deleted in its entirety and replaced as follows:

all indebtedness, liabilities and obligations of the Borrower and its Subsidiaries under and in respect of the Note Purchase Agreement, the Notes, the Note Purchase Agreement (2012) and the Notes (2012);

(e)                                  Section 1.7 of the Credit Agreement is deleted in its entirety and replaced as follows:

Upon the effectiveness of Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of July 20, 2012 between the parties to this Agreement, The Bank of Nova Scotia hereby irrevocably sells and assigns to each of the Increasing Lenders (as defined below), and each of the Increasing Lenders hereby irrevocably purchases and assumes from The Bank of Nova Scotia, a portion of the rights and obligations of The Bank of Nova Scotia as “Lender” under this Agreement, including its interests in the outstanding “Advances” under this Agreement, as necessary in order to reflect the Commitments set out in Exhibit A of this Agreement. The sales, assignments, purchases and assumptions shall be deemed to have been made, and consented to as required by the Borrower, the Agent, and the Lenders, on the terms of the Assignment and Assumption Agreement. For greater certainty, the assignment fee contemplated by Section 18.2.2.5 shall not apply to the assignments contemplated by this Section 1.7. For purposes of this Section 1.7, the “Increasing Lenders” shall mean Bank of Montreal, Royal Bank of Canada, Canadian Imperial Bank of Commerce, Bank of America, N.A., Canada Branch, Barclays Bank PLC and Commonwealth Bank of Australia.

(f)                                   The pricing grid in Section 2.7.1 of the Credit Agreement is deleted in its entirety and replaced as follows:

Total Net Debt to EBITDA Ratio	Libor / Stamping Fees/ Letter of Credit Fee	Base Rate or Prime Rate	Standby Fee
<1.00:1	1.50%	0.50%	0.3375%
>1.00:1 and < 1.50:1	1.75%	0.75%	0.39375%
>1.50:1 and < 2.00:1	2.00%	1.00%	0.45%
>2.00:1 and < 2.50:1	2.25%	1.25%	0.50625%
>2.50:1	2.75%	1.75%	0.61875%

(g)                                  Section 8.1.1 of the Credit Agreement is deleted in its entirety and replaced as follows:

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The Borrower covenants and agrees that at all times the Obligors will account for at least (x) 85% of the consolidated total assets of the Borrower and its Subsidiaries as of the last day of the most recently ended quarterly or annual fiscal period of the Borrower (such last day, the “Test Date”) and (y) 85% of the consolidated total revenues of the Borrower and its Subsidiaries for the twelve-month period ending on such Test Date; provided that, (A) to the extent the application of Section 8.1.2 below renders compliance with this Section 8.1.1 impossible, this Section 8.1.1 will be deemed to be satisfied if each of the Borrower’s Subsidiaries not subject to the prohibitions in Section 8.1.2 below provides a Guarantee, and (B) if on any Test Date the Borrower determines that the Borrower and its Subsidiaries do not meet the above-referenced consolidated total assets and consolidated total revenues thresholds and subclause (A) above does not apply, the Borrower shall promptly notify the Agent that further Guarantees from the Subsidiaries are required to meet the above-referenced consolidated total assets and consolidated total revenues thresholds and within 30 days of the delivery of such notice, cause such of its Subsidiaries to provide a Guarantee, together with all other items contemplated by Sections 12.16 and 12.17 which relate to such Subsidiary (without regard to the concluding proviso of Section 12.16), as is necessary for the Borrower to meet the above-referenced consolidated total assets and consolidated total revenues thresholds.

(h)                                 Section 14.1 of the Credit Agreement is deleted in its entirety and replaced as follows:

Incur, assume or permit to exist any Debt other than Permitted Debt. No Subsidiary of the Borrower shall guarantee, or otherwise enter into any arrangement to assure the payment or performance of, any obligations of any Obligor (other than itself, as applicable) to any Other Derivative Counterparty, and the Borrower shall not guarantee, or otherwise enter into any arrangement to assure the payment or performance of, any obligations of any other Obligor to any Other Derivative Counterparty. Notwithstanding the foregoing, Agnico-Eagle Mines Mexico Cooperatie U.A. shall not incur, assume or permit to exist any Debt other than Debt incurred by it under this Agreement, under its Guarantee, from another Obligor, under guarantees granted to Lenders or Affiliates of Lenders of the obligations under Derivative Instruments entered into between any Obligor and any Lender or any Affiliate of any Lender, and under a guarantee by it of the obligations of the Borrower under the Note Purchase Agreement, the Notes, the Note Purchase Agreement (2012) and the Notes (2012); and Agnico-Eagle Mines Sweden Cooperatie U.A. shall not incur, assume or permit to exist any Debt other than Debt incurred by it under this Agreement, under its Guarantee, from another Obligor, under guarantees granted to Lenders or Affiliates of Lenders of the obligations under Derivative Instruments entered into between any Obligor and any Lender or any Affiliate of any Lender, and under a guarantee by it of the obligations of the Borrower under the Note Purchase Agreement, the Notes, the Note Purchase Agreement (2012) and the Notes (2012).

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(i)                                     Exhibit A of the Credit Agreement is deleted in its entirety and replaced with Exhibit A hereto.

3.                                      REPRESENTATIONS AND WARRANTIES.

In order to induce the Lenders to enter into this Agreement, the Borrower represents and warrants as follows:

(a)                                 the representations and warranties of the Obligors contained in the Credit Agreement and the other Loan Documents, other than those expressly stated to be made as of a specific other date or otherwise expressly modified in accordance with Section 10.17 of the Credit Agreement, are true and correct in all material respects on the date hereof; and

(b)                                 no Default or Event of Default shall have occurred and be continuing.

Each representation and warranty made in this Agreement shall survive the execution and delivery of this Agreement.

4.                                      CONFIRMATION.

Except as specifically provided herein, nothing herein waives, amends or otherwise alters the Credit Agreement, the other Loan Documents or the rights and remedies of the Agent and the Lenders thereunder or under Applicable Law, all of which rights and remedies remain in full force and effect. The amendments referred to herein apply only to the specific subject matter hereof, and nothing herein shall constitute an amendment or waiver of, consent to, or shall in any manner affect any of the rights and remedies of the Agent and the Lenders with respect to any other matter.

Without limiting the foregoing, by its signature below, each Guarantor:

(a)                                 acknowledges, consents and agrees to the amendments to the Credit Agreement constituted hereby;

(b)                                 reaffirms its guarantee of the Guaranteed Obligations as defined in and pursuant to the Guarantee granted by it to the Agent, on behalf of the Supported Parties;

(c)                                  represents and warrants that such Guarantee continues to be a legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity);

(d)                                 confirms that such Guarantee is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that all references in the Loan Documents to the “Credit Agreement”, “Loan Documents”, “thereunder”, “thereof”, or words of similar import, shall mean the Credit Agreement and the other Loan Documents, as the case may be, in each case after giving effect to the amendments constituted hereby; and

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(e)                                  acknowledges and agrees that the acceptance by or delivery to the Agent and the Lenders of this Agreement shall not be construed in any manner to establish (or indicate) any course of dealing on the Agent’s or any Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

5.                                      AGNICO-EAGLE (BARBADOS) LIMITED — JOINDER AGREEMENT.

The amendments to the Credit Agreement set out herein shall not become effective until Agnico-Eagle (Barbados) Limited has executed and delivered a joinder agreement, whereby Agnico-Eagle (Barbados) Limited agrees to be a party to this Agreement as if an original signatory hereto and to be bound by all obligations applicable to it as an Obligor hereunder (and, upon such execution and delivery, Agnico-Eagle (Barbados) Limited shall be deemed to be a party hereto). The Borrower shall cause such joinder agreement executed and delivered by Agnico-Eagle (Barbados) Limited to be duly notarized under Applicable Law of Barbados within sixty (60) days of the date hereof.

6.                                      MISCELLANEOUS.

(a)                                 The Credit Agreement and the Loan Documents shall be read and construed throughout so as to incorporate the provisions of this Agreement.

(b)                                 This Agreement may be signed in counterparts and transmitted by facsimile or “PDF”, each of which shall be considered an original and all of such counterparts taken together shall constitute one and the same agreement.

(c)                                  This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

(d)                                 The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.

(e)                                  This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns, and shall enure to the benefit of the parties hereto and their respective successors and permitted assign.

(f)                                   Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[execution pages follow]

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IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:	(Signed) Robert Boomhour
	Name:	Robert Boomhour
	Title:	Director

By:	(Signed) Clement Yu
	Name:	Clement Yu
	Title:	Associate

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

THE BANK OF NOVA SCOTIA,
as Lender

By:	(Signed) Ray Clarke
	Name:	Ray Clarke
	Title:	Managing Director

By:	(Signed) Ian Stephenson
	Name:	Ian Stephenson
	Title:	Director

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

THE TORONTO-DOMINION BANK

By:	(Signed) Liza Straker
	Name:	Liza Straker
	Title:	Vice President

By:	(Signed) Matt Hendel
	Name:	Matt Hendel
	Title:	Managing Director

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

BANK OF MONTREAL

By:	(Signed) R. Wright
	Name:	R. Wright
	Title:	Director

By:
Name:
Title:

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

ROYAL BANK OF CANADA

By:	(Signed) Strati Georgopoulos
	Name:	Strati Georgopoulos
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

CANADIAN IMPERIAL BANK OF COMMERCE

By:	(Signed) Peter Rawlins
	Name:	Peter Rawlins
	Title:	Executive Director

By:	(Signed) Deepak Dave
	Name:	Deepak Dave
	Title:	Director

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

EXPORT DEVELOPMENT CANADA

By:	(Signed) Talal M. Kairouz
	Name:	Talal M. Kairouz
	Title:	Senior Asset Manager

By:	(Signed) Christopher Wilson
	Name:	Christopher Wilson
	Title:	Asset Manager

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

BANK OF AMERICA, N.A., CANADA BRANCH

By:	(Signed) James K.G. Campbell
	Name:	James K.G. Campbell
	Title:	Director

By:
Name:
Title:

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

COMMONWEALTH BANK OF AUSTRALIA

By:	(Signed) Greg Carone
	Name:	Greg Carone
	Title:	Head of Natural Resources — Americas

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

BARCLAYS BANK PLC

By:	(Signed) Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

NATIONAL BANK OF CANADA

By:	(Signed) Alain Aubin
	Name:	Alain Aubin
	Title:	Director

By:	(Signed) Dominic Albanese
	Name:	Dominic Albanese
	Title:	Director

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

HSBC BANK CANADA

By:	(Signed) Ambar Bansal
	Name:	Ambar Bansal
	Title:	Vice-President, Regional Head of Corporate HSBC Bank Canada

By:	(Signed) Lyndsay Thompson
	Name:	Lyndsay Thompson
	Title:	Global Relationship Manager, Corporate Banking

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

CITIBANK, N.A., CANADIAN BRANCH

By:	(Signed) Ashwin Natarajan
	Name:	Ashwin Natarajan
	Title:	Authorized Signatory

By:
Name:
Title:

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

AGNICO-EAGLE MINES LIMITED

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

1715495 ONTARIO INC.

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

1641315 ONTARIO INC.

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

AGNICO-EAGLE SWEDEN AB

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

AGNICO-EAGLE FINLAND OY

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

AGNICO EAGLE MÉXICO, S.A. DE C.V.

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

TENEDORA AGNICO EAGLE MÉXICO, S.A. DE C.V.

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

AGNICO-EAGLE MINES MEXICO COOPERATIE U.A.

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

AGNICO-EAGLE MINES SWEDEN COOPERATIE U.A.

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

GRAYD RESOURCE CORPORATION

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

RESOURCE GRAYD DE MEXICO, S.A. DE C.V.

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

9237-4925 QUÉBEC INC.

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF each of the undersigned has caused this Amendment No. 1 to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer(s), director(s) and/or signatory(ies) as of the date first written above.

AGNICO-EAGLE (USA) LIMITED

By:	(Signed) Picklu Datta
	Name:	Picklu Datta
	Title:	Authorized Signatory

By:
Name:
Title:

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

EXHIBIT A

COMMITMENTS

Lender	Commitment
The Bank of Nova Scotia	$210,000,000
The Toronto-Dominion Bank	$185,000,000
Bank of Montreal	$125,000,000
Royal Bank of Canada	$125,000,000
Canadian Imperial Bank of Commerce	$125,000,000
Bank of America, N.A., Canada Branch	$70,000,000
Commonwealth Bank of Australia	$70,000,000
Barclays Bank PLC	$70,000,000
Export Development Canada	$65,000,000
National Bank of Canada	$65,000,000
HSBC Bank Canada	$45,000,000
Citibank, N.A. Canadian Branch	$45,000,000